EXHIBIT 99.1
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[LOGO - HAWAIIAN AIRLINES]

                                             Contact:     Keoni Wagner
                                                          (808) 838-6778
                                                          wagner@hawaiianair.com
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                                                          Sandi Sternberg
                                                          Sitrick And Company
                                                          (213) 709-2158


          HAWAIIAN AIRLINES TO COMPLETE RESTRUCTURING UNDER CHAPTER 11

              FLIGHTS AND SERVICES TO CONTINUE WITHOUT INTERRUPTION


         HONOLULU - Hawaiian Airlines, Inc., a subsidiary of Hawaiian Holdings, Inc. (AMEX and PCX: HA), announced today that, in order to complete a restructuring process begun several months ago to restore the company's long-term financial health, it has filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Hawaiian Holdings was not included in the filing and will not be a part of the Chapter 11 process.

         "It will be business as usual for the airline as we complete our restructuring," said John W. Adams, chairman and chief executive officer of Hawaiian Airlines. Adams said that the company hopes to complete the restructuring and emerge from Chapter 11 in the fall.

         "In the meantime, tickets will be honored, maintenance and service will continue at the highest levels, and our HawaiianMiles program will continue to offer fliers significant award benefits. Code-share agreements with partner airlines should not be affected by the filing. Most importantly, customer safety will remain our highest


                 P.O. BOX 30008 I HONOLULU I HAWAII I 96820-0008
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priority. We take great pride in our 73-year record of safety, service and reliability, and we intend to continue to build upon that record."


         "This is a moment in time for our company," Adams said. "As the travel experience on most other airlines is eroding, Hawaiian Airlines has a unique opportunity to distinguish itself with its premiere Hawaii service. While most airlines are cutting wages, cutting flight schedules and cutting services, Hawaiian Airlines is introducing new aircraft, new conveniences, new services and new routes."

         Adams said that the company has made significant progress since it launched its restructuring efforts several months ago in response to the dramatically changed operating environment after 9/11. "In addition to significant improvements in operating efficiencies throughout our company, we have been successful in working with the unions that represent the majority of our employees and many of our vendors to lower operating costs and create a more viable, competitive business model for the future.

         "Despite our best efforts and extensive negotiations, however, we have been unable to reach agreement with certain of our aircraft lessors on reducing our lease rates to market levels," Adams said. "As a result, we felt we had no choice but to seek the protection of the Bankruptcy Court while negotiations with the lessors continue," Adams said.

         Adams pointed to substantial progress made in achieving key elements of the company's strategic plan. Since June, he said, the airline has:

         o Increased operating efficiency through the conversion to a new fleet of transpacific and inter-island aircraft.

         o Lowered labor costs by approximately $15 million annually through productivity improvements in union agreements.


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         o    Significantly reduced distribution costs while it improved efficiency and inventory management by eliminating paper tickets, inter-island coupons and conversion to an electronic processing system.

         "Clearly we would have preferred to complete our restructuring outside of the Bankruptcy Court, particularly in light of our significant progress to date. A major element of our strategic plan and the key to the future financial health of the company is to mark our aircraft lease rates to market, but without the support of certain of our aircraft lessors, we felt obliged to protect the assets of the company, including the continued use of our aircraft while the restructuring is finalized," Adams said.

         He noted that the company has requested Court permission to continue employee wage and benefit programs as usual. It has also requested Court permission to continue customer programs, including its HawaiianMiles frequent flyer program, pay fuel vendors, hotels and other services without interruption and to assume code-share, clearing house and interline airline contracts.

         Vendors will be paid in the ordinary course for goods and services provided after the filing date.

         The company filed its voluntary petition in the U.S. Bankruptcy Court for the District of Hawaii in Honolulu. Information about the company's Chapter 11 filing is also available at www.HALClaims.com.
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ABOUT HAWAIIAN AIRLINES

         Founded in Honolulu 73 years ago, Hawaiian Airlines is Hawaii's longest-serving and largest airline. The nation's 12th largest airline, it is also the second-largest provider of passenger service between the West Coast and Hawaii.

         Hawaiian Airlines currently provides up to 30 nonstop daily flights between nine cities on the U.S. mainland and Hawaii, along with weekly service between Honolulu and


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American Samoa and Tahiti. The airline also provides charter service between
Honolulu and Anchorage, Alaska. In addition, Hawaiian Airlines is participating in the federal government's Civil Reserve Air Fleet, transporting Armed Forces personnel between the U.S. and points in the Pacific and Middle East.

         Hawaiian Airlines takes great pride in its innovative onboard service programs that highlight and promote the people and culture of Hawaii. The airline has earned numerous international awards for service in recent years, including the 2001 Zagat Survey's award for Best Overall U.S. Airline in the Premier category, and the 2001 Diamond Award for In-Flight Service from Onboard Services magazine. Hawaiian Airlines was rated third highest in TRAVEL & LEISURE magazine's most recent ranking of the Top 10 U.S. Airlines.

         Additional information on Hawaiian Airlines, including previously issued company news releases, is available on the airline's Web site at www.HawaiianAirlines.com.
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CAUTIONARY STATEMENT

         THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 THAT REFLECT THE CURRENT VIEWS OF THE COMPANY WITH RESPECT TO CERTAIN CURRENT AND FUTURE EVENTS AND FINANCIAL PERFORMANCE. SUCH FORWARD-LOOKING STATEMENTS ARE AND WILL BE, AS THE CASE MAY BE, SUBJECT TO MANY RISKS, UNCERTAINTIES AND FACTORS RELATING TO THE OPERATIONS AND BUSINESS ENVIRONMENTS OF THE COMPANY WHICH MAY CAUSE THE ACTUAL RESULTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, EXPRESSED OR IMPLIED, IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE ABILITY OF THE COMPANY TO


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CONTINUE AS A GOING CONCERN; THE ABILITY OF THE COMPANY TO OBTAIN COURT APPROVAL
WITH RESPECT TO MOTIONS IN THE CHAPTER 11 PROCEEDING PROSECUTED BY IT FROM TIME TO TIME; THE ABILITY OF THE COMPANY TO DEVELOP, PROSECUTE, CONFIRM AND
CONSUMMATE ONE OR MORE PLANS OF REORGANIZATION WITH RESPECT TO THE CHAPTER 11 CASES; RISKS ASSOCIATED WITH THIRD PARTIES SEEKING AND OBTAINING COURT APPROVAL TO TERMINATE OR SHORTEN THE EXCLUSIVITY PERIOD FOR THE COMPANY TO PROPOSE AND CONFIRM ONE OR MORE PLANS OF REORGANIZATION, FOR THE APPOINTMENT OF A CHAPTER 11 TRUSTEE OR TO CONVERT THE CASES TO CHAPTER 7 CASES; THE ABILITY OF THE COMPANY
TO OBTAIN AND MAINTAIN NORMAL TERMS WITH VENDORS AND SERVICE PROVIDERS; THE ABILITY OF THE COMPANY TO MAINTAIN CONTRACTS THAT ARE CRITICAL TO ITS
OPERATIONS; THE POTENTIAL ADVERSE IMPACT OF THE CHAPTER 11 CASES ON THE
LIQUIDITY OR RESULTS OF OPERATIONS OF THE COMPANY; THE ABILITY OF THE COMPANY TO FUND AND EXECUTE ITS BUSINESS PLAN; THE ABILITY OF THE COMPANY TO ATTRACT, MOTIVATE AND/OR RETAIN KEY EXECUTIVES AND ASSOCIATES; THE ABILITY OF THE COMPANY TO ATTRACT AND RETAIN CUSTOMERS; DEMAND FOR TRANSPORTATION IN THE MARKETS IN WHICH THE COMPANY OPERATES; ECONOMIC CONDITIONS; THE EFFECTS OF ANY HOSTILITIES OR ACT OF WAR (IN THE MIDDLE EAST OR ELSEWHERE) OR ANY TERRORIST ATTACK; LABOR COSTS; FINANCING COSTS; THE COST AND AVAILABILITY OF AIRCRAFT INSURANCE;
AVIATION FUEL COSTS; SECURITY-RELATED COSTS; COMPETITIVE PRESSURES ON PRICING (PARTICULARLY FROM LOWER-COST COMPETITORS); WEATHER CONDITIONS; GOVERNMENT LEGISLATION AND REGULATION; CONSUMER PERCEPTIONS OF THE PRODUCTS OF THE COMPANY; AND OTHER RISKS AND UNCERTAINTIES SET FORTH FROM TIME TO TIME IN ITS PARENT COMPANY'S REPORTS TO THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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